Exhibit 10.4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Copy

SERVICES AGREEMENT

This Services Agreement (the “Agreement”), dated as of July 16, 2014 (the “Effective Date”), is made by and between Caribou Biosciences, Inc., a Delaware corporation (“Caribou”) and Intellia, LLC, a Delaware limited liability company (“Intellia”) Each of Caribou and Intellia may be referred to herein as a “Party” or together as the “Parties.”

WHEREAS, Intellia and Caribou desire for Caribou to perform certain research and development services on behalf of Intellia.

WHEREAS, the Parties have entered into that certain License Agreement, of even date herewith (the “License Agreement”).

WHEREAS, the Parties desire to have patents and know-how resulting from the services provided by Caribou hereunder included within the Caribou IP that is licensed to Intellia pursuant to the License Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises set forth in this Agreement, and other good and valuable consideration, the exchange, receipt and sufficiency of which are acknowledged, the Parties agree as follows:

1. Services.

1.1 Research Plan. Caribou and Intellia will negotiate in good faith and agree to a joint research plan setting forth the research and development services to be performed by Caribou hereunder (the “Services”) and associated budget within [***] of the Effective Date (the “Research Plan”). The Research Plan shall be in writing and be jointly approved by Intellia and Caribou. The Research Plan shall cover activities to be performed during the twenty-four (24) month period commencing [***] following the execution of the Research Plan by both Parties [***]. The first twelve (12) consecutive month period covered by the Research Plan may be referred to herein as “Year 1” and the remaining twelve (12) consecutive month period may be referred to herein as “Year 2.”

1.2 Performance. Caribou agrees to use commercially reasonable efforts to perform the Services, including by delivering any deliverables, in accordance with the Research Plan, this Agreement and all applicable laws, rules, regulations and industry standards. For clarity, Caribou may commence the Services during the period between the execution of the Research Plan and the commencement of Year 1.

1.3 Subcontractors. Caribou shall have the right to subcontract any of the Services without the prior written consent of Intellia; provided that Caribou shall remain responsible for the performance of such subcontractors in fulfilling its obligations under this Agreement and that any such subcontractor shall be under confidentiality and intellectual property assignment provisions no less stringent than those set forth herein and in the License Agreement. Caribou has and shall maintain with all Caribou employees, agents and consultants, written agreements sufficient to enable Caribou to perform its obligations hereunder [***]. To the fullest extent permissible, Caribou agrees to pass through to Intellia any and all warranties provided by third-party providers of products or services to which access is provided hereunder, and, if applicable, by subcontractors engaged to provide any portion of the Services.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

2. Fees and Expenses. In consideration for the Services provided hereunder, Intellia shall pay Caribou three million dollars ($3,000,000) for Year 1 and two million dollars ($2,000,000) for Year 2, payable [***] in advance, with the first payment due on [***] of Year 1.

3. Joint Steering Committee.

3.1 Membership. The Parties shall, as soon as practicable and, in any event, no later than [***] days after the Effective Date, form a joint steering committee (the “Joint Steering Committee” or “JSC”). The Joint Steering Committee shall consist of (a) [***] to be selected by mutual agreement of Caribou and Intellia, (b) [***] representatives of Caribou and (c) [***] representatives of Intellia; provided that the Parties may agree in writing to a different [***] number of representatives. Unless the Parties agree differently in writing, the JSC shall be chaired by [***] (the “Committee Chair”). At least [***] representative from each Party shall have the authority to make decisions on behalf of and bind such Party within the scope of the authority of the JSC. Subject to the foregoing, each Party may replace its representatives to the Joint Steering Committee at any time upon written notice to the other Party and the Committee Chair may be replaced only upon the mutual written agreement of both Parties.

3.2 Responsibilities of Committee Chair. The Committee Chair shall have the following responsibilities:

(a) to notify each Party at least [***] in advance of each meeting of the JSC;

(b) to collect and organize agenda items for each meeting of the JSC; and

(c) to prepare the written minutes of each meeting of the JSC and circulate such minutes for review and approval by the Parties.

3.3 Responsibilities and Authority of Joint Steering Committee. Subject to the terms of this Agreement, the Joint Steering Committee shall have the following responsibilities:

(a) to oversee, review and coordinate the Parties’ activities under the Research Plan, and communicate any updates regarding the Services

(b) to review and approve any amendments or updates to the Research Plan; and

(c) to perform such other duties as are specifically assigned to the JSC under this Agreement or upon mutual written agreement of the Parties.

[***]

3.4 Meetings. The Joint Steering Committee shall meet [***] (or as otherwise agreed to by the Parties). Such meetings may be conducted in person [***] and by videoconference or by teleconference [***]. Each Party shall bear its own expenses in connection with its participation on the JSC.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.5 JSC Decisions. The Joint Steering Committee shall work in good faith [***] on any action, decision or other matter for which it has authority under this Agreement, with each Party having one vote. [***]. In the event that the Joint Steering Committee does not agree on any such action, decision or other matter within the scope of its responsibility, [***] shall have the final decision-making authority with respect to such action, decision or other matter.

4. Records; Reports; Further Assurances.

4.1 Records. In connection with the Services performed hereunder, Caribou shall maintain laboratory notebooks, records and data (“Records”) in accordance with applicable laws, rules, regulations, and industry standards and the Research Plan, during the Term and for [***] thereafter. [***]. [***] shall have the right to inspect and make copies of the Records upon reasonable advance written notice to Caribou and not more than [***] times per calendar year during the period the Records are to be retained by Caribou; provided, however, that the JSC shall have access to the Records as reasonably necessary for the JSC to discharge its responsibilities under Section 3 hereof.

4.2 Reports. Caribou shall provide Intellia with written [***] reports summarizing the results of the Services during the preceding [***] (“Reports”). Caribou may deliver to Intellia such Reports at the JSC meetings, or as otherwise specified in the Research Plan. [***].

5. Proprietary Rights.

5.1 Definitions. As used in this Agreement,

(a) “Intellectual Property Rights” means all current and future worldwide patents and patent rights, trade secrets, copyrights and all other intellectual property rights, including without limitation all applications and registrations with respect thereto; and

(b) “Technology” shall mean all tangible and intangible results and items arising out of or constituting the results of the Services [***].

5.2 Ownership. Caribou shall own and retain all rights, title and interest in and to the Technology. Intellia shall assign and hereby assigns to Caribou any and all rights, title and interest it may have in and to the Technology, subject to the license set forth in Section 5.3(a) below.

5.3 Licenses.

(a) The Technology shall be included in the Caribou IP (as defined in the License Agreement) and subject to the rights and licenses granted to Intellia under the Caribou IP pursuant to the License Agreement.

(b) Intellia hereby grants Caribou a nonexclusive license under any Intellectual Property Rights owned or controlled by Intellia solely to the extent necessary to perform the Services.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6. Confidentiality.

6.1 Confidential Information. Each Party (“Disclosing Party”) may have disclosed or will disclose to the other Party (“Receiving Party”), and Receiving Party may acquire during the course and conduct of activities under this Agreement, certain proprietary or confidential information of Disclosing Party. The term “Confidential Information” means all ideas and information of any kind, whether in written, oral, graphical, machine-readable or other form, whether or not marked as confidential or proprietary, which are transferred, disclosed or made available to Receiving Party by Disclosing Party or at the request of Receiving Party, including any of the foregoing of Third Parties, pursuant to this Agreement of the License Agreement.

6.2 Restrictions. Receiving Party will, and will cause its Affiliates and their respective officers, directors, employees and agents to, keep all Disclosing Party’s Confidential Information (including any Confidential Information that constitutes a trade secret) in confidence with the same degree of care with which Receiving Party holds its own confidential information (though no less than reasonable care). Except as expressly provided herein or in the License Agreement, Receiving Party will not use or disclose, and will cause its Affiliates and their respective officers, directors, employees and agents not to use or disclose, during the Term and for a period of [***] years thereafter, Disclosing Party’s Confidential Information, except as provided in Section 6.4.

6.3 Exceptions. Receiving Party’s obligation of nondisclosure and the limitations upon the right to use the Disclosing Party’s Confidential Information set forth in Section 6.2 will not apply to the extent that Receiving Party can demonstrate that the Disclosing Party’s Confidential Information: (a) was known to Receiving Party or any of its Affiliates prior to the time of disclosure other than under an obligation of confidentiality; (b) is or becomes public knowledge through no fault or omission of Receiving Party or any of its Affiliates; (c) is obtained by Receiving Party or any of its Affiliates without an accompanying obligation of confidentiality from a Third Party under no obligation of confidentiality to Disclosing Party; or (d) has been independently developed by employees, subcontractors, consultants or agents of Receiving Party or any of its Affiliates without the aid, application or use of Disclosing Party’s Confidential Information, as evidenced by contemporaneous written records.

6.4 Permitted Use and Disclosures. Receiving Party may use and disclose Disclosing Party’s Confidential Information to the extent (and only to the extent) such use or disclosure is reasonably necessary in the following instances:

(a) in order to comply with applicable law or with a legal or administrative proceeding (including responding to a valid order of a court of competent jurisdiction or other competent authority);

(b) in connection with prosecuting or defending litigation or for filing and prosecuting patents;

(c) in performing its obligations and exercising its rights under this Agreement; and

(d) to its Affiliates and potential and actual contractors, licensees and collaborators, potential and actual acquirers or assignees, potential and actual bankers, investors and lenders, and attorneys, accountants and other advisors in order to perform its obligations or to exercise any its rights under this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

In the case of a disclosure pursuant to (i) Sections 6.4(a) or 6.4(b), where reasonably possible, Receiving Party will notify Disclosing Party of Receiving Party’s intent to make any disclosure pursuant thereto sufficiently prior to making such disclosure so as to allow Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information to be disclosed, and (ii) with respect to Sections 6.4(c) or 6.4(d), each of those named people and entities are required to comply with restrictions on use and disclosure at least as restrictive as those in Section 6.2 (other than potential and actual acquirers, assignees, bankers, investors and lenders, which must be bound prior to disclosure by commercially reasonable obligations of confidentiality). Notwithstanding the foregoing, Receiving Party assumes responsibility for those persons maintaining Disclosing Party’s Confidential Information in confidence and using the same only for the purposes described herein.

6.5 Terms of this Agreement; Publicity.

(a) Restrictions. The Parties agree that the terms of this Agreement will be treated as Confidential Information of both Parties and may be disclosed only as permitted by Sections 6.4, 6.5(b) and 6.5(c).

(b) Securities Filings. Each Party acknowledges and agrees that the other Party may submit this Agreement (including for clarity, the Exhibits attached hereto) to the United States Securities and Exchange Commission (the “SEC”) or any other securities exchange and if a Party intends to submit this Agreement to the SEC or any other securities exchange, such Party agrees to consult with the other Party with respect to the preparation and submission of a confidential treatment request for this Agreement. If a Party is required by law to make a disclosure of the terms of this Agreement in a filing with or other submission to the SEC or any other securities exchange, and (i) such Party has provided copies of the disclosure to the other Party as far in advance of such filing or other disclosure as is reasonably practicable under the circumstances, (ii) such Party has promptly notified the other Party in writing of such requirement and any respective timing constraints, and (iii) such Party has given the other Party a reasonable time under the circumstances from the date of notice by such Party of the required disclosure to comment upon, request confidential treatment or approve such disclosure, then such Party will have the right to make such public disclosure at the time and in the manner reasonably determined by its counsel to be required by law. Notwithstanding anything to the contrary herein, it is hereby understood and agreed that if a Party is seeking to make a disclosure as set forth in this Section 6.5(b), and the other Party provides comments within the respective time periods or constraints specified herein or within the respective notice, the Party seeking to make such disclosure or its counsel, as the case may be, will in good faith (A) consider incorporating such comments and (B) use reasonable efforts to incorporate such comments, limit disclosure or obtain confidential treatment to the extent reasonably requested by the other Party.

(c) Press Releases. Except as required by applicable law or otherwise agreed pursuant to the License Agreement, neither Party may issue any press release or make any other public announcement or statement concerning this Agreement, the transactions contemplated hereby or the terms hereof, without the prior written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed). In the event either Party (the “Issuing Party”) desires to issue a press release or other public statement disclosing information relating to this Agreement, the transactions contemplated hereby or the terms hereof, the Issuing Party will provide the other Party (the “Reviewing Party”) with a copy of the proposed press release or public statement (the “Release”) and seek the Reviewing Party’s prior written

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

consent; provided, that to the extent the press release or a public statement is to be made under the circumstances described in Section 6.4(a), the Reviewing Party may not withhold, condition or delay its consent. The Issuing Party will specify with each such Release, taking into account the urgency of the matter being disclosed, a reasonable period of time within which the Receiving Party may provide any comments on such Release and if the Receiving Party fails to provide any comments during the response period called for by the Issuing Party, the Reviewing Party will be deemed to have consented to the issuance of such Release. If the Receiving Party provides any comments, the Parties will consult on such Release and work in good faith to prepare a mutually acceptable Release. Either Party may subsequently publicly disclose any information previously contained in either the Initial Press Release or any such Release so consented to.

(d) Publications. Each Party recognizes that the other Party may wish to publish or present information relating to its activities in its respective field. Each Party (the “Publishing Party”) will first submit to the other Party (the “Non-Publishing Party”) an early draft of any such (i) publications at least [***] days prior to submission for publication or (ii) presentations at least [***] days prior to the presentation [***], for the Non-Publishing Party to review such proposed publication or presentation for unauthorized disclosure of such Non-Publishing Party’s Confidential Information and for potential patent right or other intellectual property rights protection. The Non-Publishing Party shall inform the Publishing Party at least [***] days prior to the publication submission day or [***] days prior to the presentation date whether (i) the proposed publication or presentation contains Confidential Information of the Non-Publishing Party, in which case the Publishing Party will delete such Confidential Information from its proposed publication or presentation and/or (ii) the publication or presentation contain subject matter that, if published would adversely affect either Party’s Intellectual Property Rights, in which case the Publishing Party will delay submission of its publication or presentation for an additional period, not to exceed [***] days, in order to allow for the filing of a patent application or other appropriate intellectual property protection. Once a presentation has been reviewed by the Non-Publishing Party under this section, it can be used again by the Publishing Party without need for resubmission.

7. Warranties.

7.1 Caribou represents and warrants that the Services will be performed in a professional and workman-like manner; (ii) in good scientific manner and in compliance in all material respects with all applicable laws [***]; and (iii) in accordance with the Research Plan. The JSC will be permitted to inspect and audit Caribou’s facilities in order to ensure compliance with the foregoing upon reasonable prior written notice to Caribou [***].

7.2 Each party represents and warrants that (a) it has the full corporate power and authority to enter into this Agreement, (b) this Agreement has been duly authorized, and (c) this Agreement is binding upon it.

7.3 Caribou acknowledges and agrees that it is responsible for payment of compensation to Caribou’s personnel, and all related federal and state income tax withholding, social security taxes, and unemployment or disability insurance applicable to such personnel, and Caribou will indemnify Intellia, its Affiliates (as defined in the License Agreement) and their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (collectively, “Intellia Indemnitees”) and hold the Intellia Indemnitees harmless to the extent of any obligation imposed by law on any Intellia Indemnitee to pay any such amounts in connection with any payments made by Intellia to Caribou under this Agreement on account of Caribou or Caribou’s agents or employees.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8. Limits on Liability. [***]

9. Term and Termination.

9.1 Term. Unless terminated earlier pursuant to Section 9.2 below, this Agreement will commence on the Effective Date and expire upon the expiration of Year 2.

9.2 Termination. In the event of any material breach of this Agreement, the non-breaching party may provide written notice declaring and describing the material breach in sufficient detail to enable the breaching party to make the cure. The breaching party then has [***] days to cure the breach. If the breach is not cured within that period or if the breach is not curable, then after that period the non-breaching party may provide a second written notice to effectuate the termination of this Agreement and/or to exercise its other remedies.

9.3 Return of Materials. Within [***] days following any expiration or termination of this Agreement, each party shall return any and all instrumentation owned by the other party, including any Confidential Information exchanged during the term of this Agreement and any copies thereof; provided that each Party may retain the Confidential Information of the other Party to the extent necessary to exercise any remaining rights or fulfill any outstanding obligations under this Agreement or the License Agreement.

9.4 Survival. Notwithstanding anything herein to the contrary, the terms, conditions and obligations under Sections [***] of this Agreement shall survive the termination of this Agreement, provided that such surviving terms shall not serve to limit any obligation of either Party under any other agreement between the Parties [***].

10. Export Controls. The Parties each agree to comply with all applicable laws, regulations and restrictions of the United States concerning the export of products, technical data and direct products thereof including, without limitation, all regulations regarding export, asset control and destination control of the United States Government or any agency thereof.

11. General Provisions.

11.1 Disputes Resolution. Disputes of any nature arising under, relating to, or in connection with this Agreement (“Disputes”) will be resolved pursuant to the dispute resolution mechanism set forth in Section 8.1 of the License Agreement.

11.2 Cumulative Remedies. All rights and remedies of the Parties hereunder will be cumulative and in addition to all other rights and remedies provided hereunder or available by agreement, at law or otherwise.

11.3 Relationship of Parties. Nothing in this Agreement is intended or will be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the Parties. No Party will incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided therein.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

11.4 Compliance with Law. Each Party will perform or cause to be performed any and all of its obligations or the exercise of any and all of its rights hereunder in good scientific manner and in compliance with all applicable Law.

11.5 Governing Law. This Agreement will be governed by and construed in accordance with the Laws of the State of New York, without respect to its conflict of laws rules or principles that might otherwise refer construction or interpretation of this Agreement to the substantive Law of another jurisdiction; provided, however, that any dispute relating to the scope, validity, enforceability or infringement of any Patents will be governed by, and construed and enforced in accordance with, the substantive Laws of the jurisdiction in which such Patents apply. The Parties agree to exclude the application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods.

11.6 Counterparts; Facsimiles. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. Facsimile or PDF execution and delivery of this Agreement by either Party will constitute a legal, valid and binding execution and delivery of this Agreement by such Party.

11.7 Headings. All headings in this Agreement are for convenience only and will not affect the meaning of any provision hereof.

11.8 Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement will be construed against the drafting party will not apply.

11.9 Interpretation. Whenever any provision of this Agreement uses the term “including” (or “includes”), such term will be deemed to mean “including without limitation” (or “includes without limitations”). “Herein,” “hereby,” “hereunder,” “hereof” and other equivalent words refer to this Agreement as an entirety and not solely to the particular portion of this Agreement in which any such word is used. Except where the context otherwise requires, whenever used, the singular will include the plural, the plural the singular, the use of any gender will be applicable to all genders and the word “or” is used in the inclusive sense “and/or.” Unless otherwise provided, all references to Sections, Exhibits and Schedules in this Agreement are to Sections, Exhibits and Schedules of this Agreement.

11.10 Binding Effect. This Agreement will inure to the benefit of and be binding upon the Parties, their Affiliates, and their respective lawful successors and assigns.

11.11 Assignment. This Agreement may not be assigned by either Party, nor may either Party delegate its obligations or otherwise transfer any rights created by this Agreement, except as expressly permitted hereunder, without the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned or delayed with respect to assignment to such Party’s Affiliate; provided that either Party may assign this Agreement to such Party’s successor in connection with the merger, consolidation, sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement. The rights and obligations of the Parties under this Agreement will be binding upon and inure to the benefit of the successors and permitted assigns of the Parties, and the name of a Party appearing herein will be deemed to include the name of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Section 11.11.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

11.12 Notices. Except as otherwise provided herein, all notices under this Agreement will be sent by certified mail or by overnight courier service, postage prepaid, to the following addresses of the respective Parties:

If to Intellia, to:	Intellia
c/o Atlas Venture
25 First St., Suite 303
Cambridge, MA 02141
Attention: President

With a required copy to:	Goodwin Procter LLP
53 State Street
Boston, MA 02109
Attention: Kingsley L. Taft, Esq. & Arthur R. McGivern

If to Caribou, to:	Caribou Biosciences, Inc.
2929 7th Street, Suite 120
Berkeley, CA 94710
Attention: President

With a required copy to:	Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304
Attention: Ian B. Edvalson, Esq.

or to such address as each Party may hereafter designate by notice to the other Party. A notice will be deemed to have been given on the date it is received by all required recipients for the noticed Party.

11.13 Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both Parties; provided that any waiver made by one Party in favor of the other will be enforceable if undertaken in a writing signed by the Party to be charged with the waiver. Any waiver of any rights or failure to act in a specific instance will relate only to such instance and will not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

11.14 Severability. In the event that any provision of this Agreement will, for any reason, be held to be invalid or unenforceable in any respect, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision will be given no effect by the Parties and will not form part of this Agreement, (b) all other provisions of this Agreement will remain in full force and effect, and (c) the Parties will negotiate in good faith to modify this Agreement to preserve (to the extent possible) their original intent.

11.15 Entire Agreement. This Agreement (along with the Research Plan and, where expressly incorporated herein, the License Agreement) contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes and replaces any and all previous arrangements and understandings, whether oral or written, between the Parties with respect to the subject matter hereof.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Copy

IN WITNESS WHEREOF, the Parties have caused this Services Agreement to be executed by their respective duly authorized officers as of the Effective Date.

CARIBOU BIOSCIENCES, INC.

By:	/s/ Rachel E. Haurwitz
(Signature)

Name:	Rachel E. Haurwitz
Title:	President & CEO

INTELLIA, LLC

By:	Caribou Biosciences, Inc.
Its:	Sole Member

By:	/s/ Rachel E. Haurwitz
(Signature)

Name:	Rachel E. Haurwitz
Title:	President & CEO

Signature Page to Services Agreement